SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 14, 2004
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                                AMREP CORPORATION
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             (Exact name of registrant as specified in its Charter)


          Oklahoma                        1-4702                59-0936128
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(State or other jurisdiction of        (Commission            (IRS Employer
incorporation or organization)         File Number)          Identification No.)


          641 Lexington Avenue, New York, New York             10022
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        (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code: (212) 705-4700
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
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          On September 14, 2004 AMREP Corporation issued a press release that reported its results of operations for the three months ending July 31, 2004 and its financial condition at that date. The text of that release is attached as Exhibit 99.1 to this Report. This Report and its Exhibit are furnished to, and not filed with, the Commission.



ITEM 9.01 Financial Statements and Exhibits.
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         (c)   Exhibits:

         99.1 Press   Release   dated   September  14,  2004  issued  by  AMREP
               Corporation.


                                    SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          AMREP CORPORATION

     Date:  September 16, 2004            By: /s/ Peter M. Pizza
            ------------------                ---------------------------
                                              Peter M. Pizza
                                              Vice President and
                                              Chief Financial Officer

                                  Exhibit Index


  Exhibit
   Number                       Description
  -------                       -----------
   99.1                         Text of Press Release Issued September 14, 2004.


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